UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 25, 2023
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Renasant held its 2023 Annual Meeting of Shareholders on April 25, 2023. Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to Renasant’s solicitations. At the meeting, shareholders voted on the following proposals:
1.To elect four Class 3 directors, each to serve a three-year term expiring in 2026;
2.To adopt a non-binding, advisory resolution approving the compensation of Renasant’s named executive officers in 2022;
3.To recommend, in a non-binding advisory vote, whether the non-binding advisory vote to approve the compensation of our named executive officers should be held every year, every two years or every three years; and

4.To ratify the appointment of HORNE LLP as Renasant’s independent registered public accountants for 2023.
All of Renasant’s nominees for directors as listed in the proxy statement were elected with the following vote:

	For	Votes Withheld
Class 3 Directors (term expiring in 2026)
Gary D. Butler	43,739,334	530,936
Rose J. Flenorl	43,855,664	414,606
John T. Foy	40,926,033	3,344,237
Richard L. Heyer, Jr.	36,585,095	7,685,175
There were 4,987,277 broker non-votes for each director on these proposals.
The non-binding, advisory resolution approving the compensation of Renasant’s named executive officers in 2022 was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
35,103,086	9,063,938	103,246	4,987,277
Shareholders voted as follows on the non-binding recommendation regarding the frequency of the advisory vote to approve the compensation of Renasant’s named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
39,252,128	40,235	4,932,567	45,340	4,987,277
The appointment of HORNE LLP as Renasant’s independent registered public accountants for 2023 was ratified with the following vote:

For	Against	Abstentions	Broker Non-Votes
49,007,263	159,956	90,328	—

Item 9.01.    Financial Statements and Exhibits.

    (d)    The following exhibits are furnished herewith:
    Exhibit No.    Description
    104    The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: April 27, 2023	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
President and Chief Executive Officer